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                                                                EXHIBIT 10.34(b)


                                  AMENDMENT TO
                    ENRON OIL & GAS COMPANY 1992 STOCK PLAN
             (As Amended and Restated Effective December 14, 1994)


         WHEREAS, ENRON OIL & GAS COMPANY (the "Company") has heretofore adopted and maintains the Enron Oil & Gas Company 1992 Stock Plan (As Amended and Restated Effective December 14, 1994) (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan to revise the definition of "retirement";

         NOW, THEREFORE the plan is amended as follows:

         Paragraph (r) of Section 10 is rescinded and the following new paragraph (r) is inserted in its place:

         "(r) "Retirement" shall mean with respect to an Employee of the Company or one of its subsidiaries, after attainment of age 55 with at least 5 years of service, the Employee's termination of employment and eligibility to receive benefits under the Enron Corp. Retirement Plan."

         AS AMENDED HEREBY,  the Plan is specifically ratified and reaffirmed.

Date:  December 12, 1995.

ATTEST:                                 ENRON OIL & GAS COMPANY




/s/ Angus H. Davis                      By: /s/ J. Chris Bryan
---------------------------------          -----------------------------------
Corporate Secretary                     Title: